Others, net (Tables)	12 Months Ended
Dec. 31, 2023
Others, net
Schedule of components of other income and expense

	Year ended
	December 31,
	2021	2022	2023
	RMB	RMB	RMB
Government grants	17,832	24,330	71,503
Foreign exchange (losses)/gains, net	(8,205)	13,733	(11,061)
Gains on derivatives	—	—	6,926
Others	(10,783)	(4,326)	(7,709)
Total	(1,156)	33,737	59,659